FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  December 05, 2005

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  29-Nov-05

Housing Loan Collection Period       21-Aug-05  to  20-Nov-05
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              06-Sep-05   to  05-Dec-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      90

Coupon Period - Class B              06-Sep-05   to  05-Dec-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      90

3 month BBSW at beginning of coupon period        5.59500%
3 Month USD-LIBOR                                 3.87000%

Foreign Exchange Rate   0.5201

Available Income                             9,934,226.43
Total Available Funds                        9,934,226.43
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    36,349,224.47
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 449,031.53
Total Payments                               8,615,426.09
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 80,629,417.55
Principal Collections			    44,280,193.08
Excess Available Income                      1,318,800.34
Excess Collections Distribution              1,318,800.34
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              518,969,894.40
Subordinated Percentage                           3.0432%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.1367%

               Principal/100,000     Coupon/100,000
Class A          2,000.8312          245.5222 usd
Class B            539.0130          104.9223 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      479,972,655.54          96.95681%     1.00000
Class B       16,163,509.19           3.04319%
RFS                    0.00                        0.00000
             496,136,164.73         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       249,633,778.15         0.2236862
Class B         8,406,641.13         0.6465404
RFS                     0.00         0.00
              258,040,419.28

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  6,817,089
Unscheduled principal      $ 37,463,102
Principal Collections      $ 44,280,191




Fixed Interest Rate Housing Loan               $   44,554,801
Variable Rate Housing Loans                    $  451,581,364
                                               $  496,136,165

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 November 2005

               Number      Current    Instalment     % by      % by
              of Loans     Balance     Amount $    Number   Balance

 Current         4,991   458,109,231  4,823,089   93.41%   92.34%
 1 - 29 Days       327    34,833,261    313,111    6.12%    7.02%
 30 - 59 Days       15     1,939,660     14,633    0.28%    0.39%
 60 - 89 Days        6       789,381      6,236    0.11%    0.16%
 90 - 119 Days       3       313,585      2,303    0.06%    0.06%
 120 - 149 Days      0             0          0    0.00%    0.00%
 150 - 179 Days      0             0          0    0.00%    0.00%
 180+ Days           1       151,047        992    0.02%    0.03%

  TOTAL          5,343   496,136,165  5,160,363  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 05 December, 2005
By:    /s/ Cameron Kelly

Name:    Cameron Kelly

Title: Trust Manager